Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     To the knowledge of each of the undersigned, this Report on Form 10-Q for the quarter ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Blonder Tongue Laboratories, Inc. for the applicable reporting period.

Date: May 15, 2008                                                                         By:           /s/ James A. Luksch
                                                                                                                           James A. Luksch, Chief Executive Officer

                                                                                                          By:           /s/ Eric Skolnik
                                                                                                                          Eric Skolnik, Chief Financial Officer